UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2003

Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	68-0383530 (I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 180, Rancho Cordova, California 95670

(916) 638-4744

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 5.  Other Events

                Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated November 14, 2003, reporting the correction of an error in prior year financial statements by VantageMed Corporation.

Item 7.    Financial Statements and Exhibits

(c)          Exhibits

The following exhibit is filed herewith:

        99.1 — Press Release issued by VantageMed Corporation dated November 14, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION

		By:	/s/ Philip Ranger
Dated:	November 14, 2003		Philip Ranger
Chief Financial Officer